Document and Entity Information	9 Months Ended
Sep. 30, 2012
Document and Entity Information [Abstract]
Entity Registrant Name	UCI HOLDINGS LTD
Entity Central Index Key	0001513050
Document Type	6-K
Document Period End Date	Sep 30, 2012
Amendment Flag	false
Document Fiscal Year Focus	2012
Document Fiscal Period Focus	Q3
Current Fiscal Year End Date	--12-31

Condensed Consolidated Balance Sheets (Successor, USD $) In Thousands, unless otherwise specified	Sep. 30, 2012	Dec. 31, 2011
Successor
Current assets
Cash and cash equivalents	$ 85,625	$ 67,697
Accounts receivable, net	210,240	256,679
Related party receivable	24,067	10,760
Inventories	156,463	152,818
Deferred tax assets	32,692	37,894
Other current assets	38,424	15,375
Total current assets	547,511	541,223
Property, plant and equipment, net	159,923	153,044
Goodwill	308,816	308,821
Other intangible assets, net	405,581	423,687
Deferred financing costs, net	18,171	20,176
Other long-term assets	3,826	1,822
Total assets	1,443,828	1,448,773
Current liabilities
Accounts payable	129,215	117,687
Short-term borrowings	1,589	3,169
Current maturities of long-term debt	3,333	3,373
Related party payable	1,133	1,249
Accrued expenses and other current liabilities	115,305	130,980
Total current liabilities	250,575	256,458
Long-term debt, less current maturities	691,759	693,485
Pension and other post-retirement liabilities	78,122	118,040
Deferred tax liabilities	131,300	112,714
Other long-term liabilities	2,218	2,425
Total liabilities	1,153,974	1,183,122
Contingencies - Note 11
Shareholder's equity
Common stock	320,038	320,000
Retained deficit	(12,601)	(19,870)
Accumulated other comprehensive loss	(17,583)	(34,479)
Total shareholder's equity	289,854	265,651
Total liabilities and shareholder's equity	$ 1,443,828	$ 1,448,773

Condensed Consolidated Statements of Comprehensive Income (Loss) (Unaudited) (USD $) In Thousands, unless otherwise specified	3 Months Ended		9 Months Ended		1 Months Ended
	Sep. 30, 2012 Successor	Sep. 30, 2011 Successor	Sep. 30, 2012 Successor	Sep. 30, 2011 Successor	Jan. 25, 2011 Predecessor
Net sales	$ 249,776	$ 254,245	$ 746,008	$ 672,896	$ 78,842
Cost of sales	190,847	191,044	567,006	526,476	60,296
Gross profit	58,929	63,201	179,002	146,420	18,546
Operating expenses
Selling and warehousing	(16,131)	(18,199)	(50,615)	(48,503)	(5,167)
General and administrative	(13,767)	(10,543)	(44,887)	(29,346)	(3,577)
Amortization of acquired intangible assets	(5,572)	(5,562)	(16,626)	(14,831)	(405)
Merger and acquisition costs		(234)		(11,265)	(5,170)
Restructuring costs, net (Note 3)	(697)	(233)	(4,464)	(1,019)
Stock-based compensation expense (Note 14)					(15,082)
Patent litigation costs (Note 11)		(229)		(365)	(500)
Antitrust litigation costs (Note 11)	(283)	(696)	(1,167)	(3,666)	(813)
Operating income (loss)	22,479	27,505	61,243	37,425	(12,168)
Other expense
Interest expense, net (Note 10)	(13,492)	(13,957)	(41,204)	(37,780)	(4,663)
Management fee expense					(139)
Loss on early extinguishment of debt (Note 10)					(24,153)
Debt commitment fees				(5,945)
Miscellaneous, net	(2,009)	(1,571)	(4,889)	(4,070)	(727)
Income (loss) before income taxes	6,978	11,977	15,150	(10,370)	(41,850)
Income tax (expense) benefit	(2,179)	(9,977)	(7,881)	(1,919)	13,952
Net income (loss)	4,799	2,000	7,269	(12,289)	(27,898)
Other comprehensive income (loss), net of tax
Foreign currency translation adjustments	1,728	(5,631)	1,492	(2,906)	627
Pension and OPEB liability, net of tax of ($257), ($0), ($10,315), ($0) and ($71)	(185)		15,404		116
Total other comprehensive income (loss)	1,543	(5,631)	16,896	(2,906)	743
Comprehensive income (loss)	$ 6,342	$ (3,631)	$ 24,165	$ (15,195)	$ (27,155)

Condensed Consolidated Statements of Comprehensive Income (Loss) (Unaudited) (Parenthetical) (USD $) In Thousands, unless otherwise specified	3 Months Ended		9 Months Ended		1 Months Ended
	Sep. 30, 2012 Successor	Sep. 30, 2011 Successor	Sep. 30, 2012 Successor	Sep. 30, 2011 Successor	Jan. 25, 2011 Predecessor
Tax related to Pension and OPEB liability	$ (257)	$ 0	$ (10,315)	$ 0	$ (71)

Condensed Consolidated Statements of Cash Flows (Unaudited) (USD $) In Thousands, unless otherwise specified	9 Months Ended		1 Months Ended
	Sep. 30, 2012 Successor	Sep. 30, 2011 Successor	Jan. 25, 2011 Predecessor
Cash flows from operating activities:
Net income (loss)	$ 7,269	$ (12,289)	$ (27,898)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization of intangible assets	38,848	35,639	2,902
Amortization of deferred financing costs and debt issuance costs	2,230	1,864	303
Gain on sale of property, plant and equipment	(475)
Asset impairments	2,205
Fair value step-up of acquired inventory sold		16,376
Debt commitment fees		5,945
Loss on early extinguishment of debt			24,153
Deferred income taxes	13,371	(180)	(18,243)
Excess tax benefits from shared-based payments			(2,661)
Non-cash stock-based compensation expense			13,730
Other non-cash items, net	(992)	(599)	4
Changes in operating assets and liabilities:
Accounts receivable	47,181	(11,868)	7,270
Inventories	(3,088)	(14,988)	(3,707)
Other current assets	(22,929)	(593)	1,323
Accounts payable	11,409	22,596	(11,082)
Accrued expenses and other current liabilities	(15,929)	(20,103)	4,714
Other assets	(1,985)	9,471	419
Related party receivable, net	(13,423)	1,593
Other long-term liabilities	(14,443)	(11,440)	(568)
Net cash provided by (used in) operating activities	49,249	21,424	(9,341)
Cash flows from investing activities:
Acquisition of UCI International, Inc., net of cash acquired		(185,270)
Capital expenditures	(29,867)	(12,091)	(1,571)
Proceeds from sale of property, plant and equipment	1,968	180
Decrease in restricted cash		16,290
Net cash used in investing activities	(27,899)	(180,891)	(1,571)
Cash flows from financing activities:
Issuance of debt	500	1,563
Debt repayments	(4,115)	(3,144)	(2,633)
Payment of deferred financing costs		(20,194)	(920)
Payment of debt commitment fees		(5,945)
Proceeds from Senior Secured Credit Facilities (net of original issue discount of $1,500)		298,500
Issuance of Senior Notes		400,000
Repayment of 2010 Credit Facility		(423,938)
Redemption of Senior PIK Notes, including call premium and redemption period interest		(360,115)
Equity contribution	38	320,000
Proceeds from exercise of stock options			1,077
Excess tax benefits from share-based payments			2,661
Net cash provided by (used in) financing activities	(3,577)	206,727	185
Effect of exchange rate changes on cash	155	(203)	127
Net increase (decrease) in cash and cash equivalents	17,928	47,057	(10,600)
Cash and cash equivalents at beginning of period	67,697		200,330
Cash and cash equivalents at end of period	$ 85,625	$ 47,057	$ 189,730

Condensed Consolidated Statements of Cash Flows (Unaudited) (Parenthetical) (Successor, USD $) In Thousands, unless otherwise specified	9 Months Ended
Sep. 30, 2011
Successor
Original issue discount of senior secured credit facilities	$ 1,500

Condensed Consolidated Statements of Changes in Shareholder's Equity (Deficit) (Unaudited) (USD $) In Thousands	Predecessor	Predecessor Common Stock	Predecessor Additional Paid in Capital	Predecessor Retained Deficit	Predecessor Accumulated Other Comprehensive Income (Loss)	Successor	Successor Common Stock	Successor Retained Deficit	Successor Accumulated Other Comprehensive Income (Loss)
Beginning balance at Dec. 31, 2010	$ 23,637	$ 29	$ 279,939	$ (214,856)	$ (41,475)
Recognition of stock based compensation expense	13,730		13,730
Exercise of stock options	1,077		1,077
Tax effect of exercise of stock options	2,661		2,661
Net income (loss)	(27,898)			(27,898)
Other comprehensive income, net of tax	743				743
Ending balance at Jan. 25, 2011	13,950	29	297,407	(242,754)	(40,732)
Beginning balance at Dec. 31, 2010		29				(1,259)		(1,259)
Equity contribution						320,000	320,000
Net income (loss)						(12,289)		(12,289)
Other comprehensive income, net of tax						(2,906)			(2,906)
Ending balance at Sep. 30, 2011						303,546	320,000	(13,548)	(2,906)
Beginning balance at Jun. 30, 2011
Net income (loss)						2,000
Other comprehensive income, net of tax						(5,631)
Ending balance at Sep. 30, 2011						303,546
Beginning balance at Dec. 31, 2011						265,651	320,000	(19,870)	(34,479)
Equity contribution						38	38
Net income (loss)						7,269		7,269
Other comprehensive income, net of tax						16,896			16,896
Ending balance at Sep. 30, 2012						289,854	320,038	(12,601)	(17,583)
Beginning balance at Jun. 30, 2012
Net income (loss)						4,799
Other comprehensive income, net of tax						1,543
Ending balance at Sep. 30, 2012						$ 289,854

General and Basis of Presentation	9 Months Ended
Sep. 30, 2012
General and Basis of Presentation [Abstract]
GENERAL AND BASIS OF PRESENTATION

NOTE 1 — GENERAL AND BASIS OF PRESENTATION

General

UCI Holdings Limited (“Holdings”), an entity domiciled in New Zealand, was incorporated on November 26, 2010 for the purpose of consummating the acquisition of UCI International, Inc., together with its subsidiaries, (“UCI International”), an entity formerly owned by members of the Carlyle Group and certain current and former officers, employees and members of management. UCI International is a leading designer, manufacturer and distributor of a broad range of filtration products, fuel and cooling systems products and vehicle electronics. As outlined in Note 2, the acquisition of UCI International was completed on January 26, 2011, at which time Uncle Acquisition 2010 Corp (an indirect subsidiary of Holdings) merged with UCI International, Inc. with UCI International, Inc. continuing as the surviving entity.

All operations of Holdings are conducted by United Components, Inc. (“UCI”) through its subsidiaries. UCI manufactures and distributes vehicle parts, primarily servicing the vehicle replacement parts market in North America and Europe.

Basis of Presentation

The audited condensed consolidated balance sheet of Holdings as of December 31, 2011 and the interim unaudited condensed consolidated financial statements of Holdings as of September 30, 2012 and for the three and nine months ended September 30, 2012 and 2011 are presented as the “Successor.” The interim unaudited condensed consolidated financial statements of UCI International for the period January 1, 2011 through January 25, 2011 are presented in this quarterly report as those of the “Predecessor.”

The accompanying interim unaudited condensed consolidated financial statements for the Successor include the accounts of Holdings and its wholly-owned subsidiaries. All significant intercompany accounts and transactions have been eliminated. The accompanying interim unaudited condensed consolidated financial statements for the Predecessor include the accounts of UCI International and its wholly-owned direct and indirect subsidiaries.

The accompanying interim unaudited condensed consolidated financial statements have been prepared in accordance with accounting principles for interim financial information and with the instructions to Form 10-Q. Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States (“U.S. GAAP”) for complete financial statements.

The financial statements for the three and nine months ended September 30, 2012 and 2011 and for the period January 1, 2011 through January 25, 2011 are unaudited. In the opinion of management, these financial statements include all adjustments necessary for a fair presentation of the financial position and results of operations for such periods.

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions in determining the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of sales and expenses during the reporting period. The estimates and assumptions include estimates of the collectability of accounts receivable and the realizability of inventory, goodwill and other intangible assets. They also include estimates of cost accruals, environmental liabilities, warranty and other product returns, insurance reserves, income taxes, pensions and other post-retirement benefits and other factors. Management has exercised reasonableness in deriving these estimates; however, actual results could differ from these estimates.

These financial statements should be read in conjunction with the financial statements and notes thereto included in Holdings’ Annual Report on Form 20-F.

Operating results for the three and nine months ended September 30, 2012 are not necessarily indicative of the results that may be expected for the year ending December 31, 2012.

Recently Adopted Accounting Guidance

On January 1, 2012, Holdings adopted changes issued by the FASB regarding the presentation of comprehensive income effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. The amendments require that all non-owner changes in shareholders’ equity be presented either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In the two-statement approach, the first statement should present total net income and its components followed consecutively by a second statement that should present total other comprehensive income, the components of other comprehensive income, and the total of comprehensive income. The amendment eliminates the option to present the components of other comprehensive income as part of the statement of changes in shareholders’ equity. The items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income were not changed. Management elected to present a single continuous statement. Other than the change in presentation, the adoption of these changes had no impact on the financial condition or results of operations.

On January 1, 2012, Holdings adopted changes regarding the testing for impairment of goodwill for annual and interim impairment tests. The revised guidance allows an entity testing goodwill impairment the option of performing a qualitative assessment to determine the likelihood of goodwill impairment and whether it is necessary to perform the two-step impairment test currently required. The adoption of this guidance did not have a material impact on the financial condition or results of operations of Holdings.

On January 1, 2012, Holdings adopted changes to accounting and disclosure requirements related to fair value measurements. The guidance limits the highest-and-best-use measure to non-financial assets, permits certain financial assets and liabilities with offsetting positions in market or counter-party credit risks to be measured on a net basis, and provides guidance on the applicability of premium and discounts. Additionally, the guidance expands the disclosure requirements for hierarchy classification to items not presented at fair value on the balance sheet and disclosures on Level 3 inputs by requiring quantitative disclosure of the unobservable inputs and assumptions, as well as a description of the valuation processes and the sensitivity of the fair value to the changes in unobservable inputs. The adoption of this guidance did not have a material impact on the financial condition or results of operations of Holdings.

Recently Issued Accounting Guidance

In July 2012, the FASB issued changes regarding testing indefinite-lived intangible assets for impairment in connection with annual and interim impairment tests. The revised guidance allows an entity testing indefinite-lived intangible assets for impairment the option to first use qualitative factors to determine whether it is more likely than not (a likelihood of more than 50 percent) that an indefinite-lived intangible asset is impaired, as a basis for determining whether it is necessary to perform the quantitative impairment test. This revised guidance is effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012. Early adoption is permitted if the financial statements for the most recent annual or interim period have not yet been issued. Management does not expect the adoption of these changes to have a material impact on the financial statements.

Acquisitions	9 Months Ended
Sep. 30, 2012
Acquisitions [Abstract]
ACQUISITIONS

NOTE 2 — ACQUISITIONS

UCI International, Inc.

On November 29, 2010, UCI International, Inc. entered into a Merger Agreement by and among UCI International, Inc., Rank Group Limited (“Rank Group”), and Uncle Acquisition 2010 Corp pursuant to which Uncle Acquisition 2010 Corp agreed to be merged with and into UCI International, Inc., with UCI International, Inc. continuing as the surviving corporation and an affiliate of Rank Group. On January 26, 2011, Holdings, through its indirect subsidiary Uncle Acquisition 2010 Corp, acquired 100% of the outstanding stock of UCI International, Inc. for a purchase price of $375.0 million and assumed the indebtedness of UCI International (the “UCI Acquisition”). There was no contingent consideration paid.

Funding for the purchase consideration and the refinancing of certain UCI International borrowings that were assumed was provided through a combination of an equity contribution of $320.0 million, additional borrowings, advances from Rank Group and existing cash. See Note 10 for a discussion of the repayment of UCI’s 2010 Credit Facility (as defined in Note 10), the redemption and discharge of UCI International’s Senior PIK Notes (as defined in Note 10) and the UCI Acquisition financing. The UCI Acquisition and transactions consummated to repay and terminate certain UCI International borrowings that were assumed are collectively referred to as the “Transactions.”

The values of the acquired assets and assumed liabilities reflect the allocation of the aggregate purchase price of $375.0 million in accordance with ASC 805, “Business Combinations.” The determination of fair values of acquired identifiable intangible assets and property, plant and equipment involved a variety of assumptions, including estimates associated with remaining useful lives. At December 31, 2011, the amounts presented for the UCI Acquisition were finalized.

The following table presents the final fair value of the assets acquired and liabilities assumed (in millions):

Cash and cash equivalents	$189.7
Accounts receivable	265.4
Inventories	164.7
Other current assets	15.7
Restricted cash	16.3
Property, plant and equipment	161.9
Intangible assets (excluding goodwill)	448.0
Other long-term assets	9.2
Accounts payable	(104.3)
Short-term borrowings	(0.7)
Accrued expenses and other current liabilities	(133.6)
Long-term debt (including current maturities)	(784.7)
Pension and other post-retirement liabilities	(79.5)
Deferred tax liabilities	(97.0)
Other long-term liabilities	(5.0)

Net assets acquired before goodwill on acquisition	66.1
Goodwill on acquisition	308.9

Net assets acquired	$375.0

Merger and acquisition related costs of $0.2 million and $11.3 million during the Successor three and nine months ended September 30, 2011, respectively, are included in a separate line item on the interim unaudited condensed consolidated statements of comprehensive income (loss). During the Predecessor period January 1, 2011 through January 25, 2011, UCI International incurred seller side merger and acquisition costs of $5.2 million. Debt issue costs related to the acquisition financing totaled $22.5 million.

The following table presents pro forma financial information of the combined entity as though the UCI Acquisition occurred on January 1, 2011 (in millions):

	Three Months Ended September 30, 2011	Nine Months Ended September 30, 2011
Net sales	$254.2	$751.7
Net income	$2.2	$10.1

The pro forma results of operations have been prepared for comparative purposes only and include certain adjustments to actual financial results. The adjustments include presenting interest expense as if the Transactions had occurred on January 1, 2011, revising estimated amortization and depreciation expense as a result of intangibles and fixed assets acquired being measured at fair value and revising pension expense. The pro forma results of operations were also adjusted to exclude (1) $16.4 million of merger and acquisition costs, (2) $5.9 million of debt commitment fees, (3) $15.1 million of stock-based compensation expense relating to equity incentive awards that vested upon the change in control of UCI International, (4) the loss of $24.2 million on the early extinguishment of debt and (5) $16.4 million of higher cost of goods sold resulting from the increase in inventory to fair value over the historical carrying value of acquired inventories as required under purchase accounting. The pro forma results of operations do not purport to be indicative of the results of operations that would have actually resulted had the acquisition occurred on the date indicated or that may result in the future.

Honeywell Automotive Parts Services (Shanghai) Co., Ltd.

On July 29, 2011, UCI International, through its indirect wholly-owned subsidiary, UCI (Shanghai) Trading Company Limited (“UCI (Shanghai)”), acquired certain assets from Honeywell Automotive Parts Services (Shanghai) Co., Ltd. for a purchase price of $1.5 million. The acquired assets principally consisted of inventory, fixed assets and intangible assets.

Restructuring Costs, Net	9 Months Ended
Sep. 30, 2012
Restructuring Costs, Net [Abstract]
RESTRUCTURING COSTS, NET

NOTE 3 — RESTRUCTURING COSTS, NET

During the Successor three and nine months ended September 30, 2012 and 2011, Holdings incurred costs related to various cost reduction activities which are reported in the statements of comprehensive income (loss) in “Restructuring costs, net.” The components of the restructuring costs, net are as follows (in millions):

	Successor				Predecessor
	Three Months Ended September 30, 2012	Three Months Ended September 30, 2011	Nine Months Ended September 30, 2012	Nine Months Ended September 30, 2011	January 1, 2011 through January 25, 2011
Severance	$(0.2)	$(0.2)	$(1.0)	$(0.8)	$—
Gain on sale of land and building	—	—	0.4	—	—
Distribution footprint optimization	(0.3)	—	(0.3)	—	—
Curtailment and settlement losses	—	—	(1.4)	(0.2)	—
Impairment of property, plant and equipment	(0.2)	—	(2.2)	—	—

	$(0.7)	$(0.2)	$(4.5)	$(1.0)	$—

During the Successor nine months ended September 30, 2012, Holdings approved and announced a plan to close and relocate excess foundry manufacturing capacity at its Mexican operation to China and consolidate Mexican distribution operations with Autoparts Holdings Limited (“Autoparts Holdings”), an affiliate of Holdings and Rank Group and ultimately owned by Holdings’ strategic owner, Mr. Graeme Hart. The plan includes workforce reductions, facility closures and operations consolidation. During the Successor nine months ended September 30, 2012, Holdings recorded pension curtailment and settlement losses of $1.4 million related to headcount reductions and an impairment charge of $2.0 million was recorded to write down land, building and equipment to its estimated net realizable value. An estimated curtailment gain of $0.3 million related to the Mexican subsidiary’s pension plan will be recognized at the time the affected employees are terminated, which is scheduled for the fourth quarter of 2012.

Other costs expected to be incurred related to the restructuring include less than $0.1 million for employee retention and relocation costs and $0.1 million for remaining lease costs. The employee retention and relocation costs are being accrued ratably over the required service period of the employees and the remaining lease costs will be accrued once operations have ceased or notification has been given to the landlord, whichever is earlier.

During the Successor three months ended September 30, 2012, Holdings approved and announced a plan to consolidate certain distribution facilities of the U.S. operations of Champion with Autoparts Holdings. This plan is expected to be completed by early 2013. An owned facility is expected to be temporarily idled in the early part of 2013 to reconfigure the facility for additional manufacturing capacity. During the Successor three months ended September 30, 2012, a charge of $0.3 million related to distribution system software development costs with no future value was recorded and an asset impairment charge of $0.2 million has been recorded to write down the carrying value of certain equipment to be idled with no alternative use.

During the Successor three and nine months ended September 30, 2012, Holdings recorded severance related to involuntary terminations of employees as part of other cost reduction actions and business realignment totaling $0.2 million and $1.0 million, respectively. During the Successor nine months ended September 30, 2012, Holdings recognized a gain of $0.4 million on the sale of a previously idled manufacturing facility.

During the Successor three and nine months ended September 30, 2011, Holdings incurred severance costs of $0.2 million and $0.8 million, respectively, related to involuntary terminations of employees as part of cost reduction actions. During the Successor nine months ended September 30, 2011, Holdings recorded pension curtailment and settlement losses totaling $0.2 million related to headcount reductions at its Mexican subsidiaries.

The following table summarizes the activity in accrued restructuring reserves, including pension obligations and property, plant and equipment, during the Successor nine months ended September 30, 2012 (in millions):

	Severance Costs	Asset Impairments	Pension Curtailment and Settlements	Other	Total
Balance at December 31, 2011	$0.7	$—	$—	$—	$0.7
Charges	1.0	2.2	1.4	0.3	4.9
Usage	(1.4)	(2.2)	(0.4)	—	(4.0)

Balance at September 30, 2012	$0.3	$—	$1.0	$0.3	$1.6

The severance, pension curtailment and settlements and other restructuring related accruals are included in the unaudited condensed consolidated balance sheets in “Accrued expenses and other current liabilities.” The asset impairment reserve is included in the unaudited condensed consolidated balance sheets in “Property, plant and equipment, net.”

Sales of Receivables	9 Months Ended
Sep. 30, 2012
Sales of Receivables [Abstract]
SALES OF RECEIVABLES

NOTE 4 — SALES OF RECEIVABLES

Holdings has factoring agreements arranged by seven customers with eight banks. Under these agreements, Holdings has the ability to sell undivided interests in certain of its receivables to the banks which in turn have the right to sell an undivided interest to a financial institution or other third party. Holdings enters into these relationships at its discretion as part of its overall customer agreements and cash management activities. Pursuant to these agreements, $91.5 million and $86.8 million of receivables were sold during the Successor three months ended September 30, 2012 and 2011, respectively. During the Successor nine months ended September 30, 2012, $245.4 million of receivables were sold. $30.0 million of receivables were sold during the Predecessor period January 1, 2011 through January 25, 2011 and $196.3 million were sold during the Successor nine months ended September 30, 2011 for a total of $226.3 million for the combined nine months ended September 30, 2011.

If receivables had not been factored, $214.3 million and $171.3 million of additional receivables would have been outstanding at September 30, 2012 and December 31, 2011, respectively. Holdings retained no rights or interests in the receivables, and has no obligations with respect to the sold receivables. Holdings does not service the receivables after the sales.

The sales of receivables were accounted for as a sale and were removed from the balance sheet at the time of the sales. The costs of the sales were discounts deducted by the factoring companies. These costs were $2.0 million and $1.3 million for the Successor three months ended September 30, 2012 and 2011, respectively. During the Successor nine months ended September 30, 2012, these costs were $4.9 million. These costs were $0.5 million during the Predecessor period January 1, 2011 through January 25, 2011 and $3.1 million for the Successor nine months ended September 30, 2011, for a total of $3.6 million for the combined nine months ended September 30, 2011. These costs are recorded in the unaudited condensed consolidated statements of comprehensive income (loss) in “Miscellaneous, net.”

Inventories	9 Months Ended
Sep. 30, 2012
Inventories [Abstract]
INVENTORIES

NOTE 5 — INVENTORIES

The components of inventories were as follows (in millions):

	September 30,	December 31,
	2012	2011
Raw materials	$56.4	$52.0
Work in process	27.3	25.1
Finished products	72.8	75.7

	$156.5	$152.8

Holdings determined the fair value of acquired inventories in accordance with ASC 805, “Business Combinations” resulting in an increase of $16.4 million over the historical carrying value of acquired inventories at the time of the UCI Acquisition. During the Successor nine months ended September 30, 2011, the sale of acquired inventories increased cost of goods sold by $16.4 million. During the Successor three months ended September 30, 2011, there were no such additional charges to cost of sales.

Other Intangible Assets	9 Months Ended
Sep. 30, 2012
Other Intangible Assets [Abstract]
OTHER INTANGIBLE ASSETS

NOTE 6 — OTHER INTANGIBLE ASSETS

The components of other intangible assets were as follows (in millions):

			September 30, 2012
	Amortizable Life	Weighted Average Remaining Life	Gross	Accumulated Amortization	Foreign Currency	Net
Acquired intangibles assets
Customer relationships	10 - 15 years	12 years	$283.6	$(36.8)	$(0.4)	$246.4
Trademarks	5 years	3 years	0.6	(0.2)	—	0.4
Trademarks	Indefinite	Indefinite	151.0	—	—	151.0
Integrated
Software system	5 years	3 years	11.0	(3.2)	—	7.8

			$446.2	$(40.2)	$(0.4)	$405.6

The aggregate intangible amortization charged to the unaudited condensed consolidated statements of comprehensive income (loss) was $6.2 million and $18.3 million for the Successor three and nine months ended September 30, 2012, respectively, $6.0 million and $15.8 million for the Successor three and nine months ended September 30, 2011, respectively, and $0.4 million for the Predecessor period January 1, 2011 through January 25, 2011.

The estimated amortization expense related to acquired intangible assets and the integrated software system for each of the succeeding five years is as follows (in millions):

	Acquired	Integrated
	Intangible	Software
	Assets	System
Remainder of 2012	$5.5	$0.5
2013	22.2	2.2
2014	22.2	2.2
2015	22.2	2.2
2016	22.1	0.7

Accrued Expenses and Other Current Liabilities	9 Months Ended
Sep. 30, 2012
Accrued Expenses and Other Current Liabilities [Abstract]
ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

NOTE 7 — ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

Accrued expenses and other current liabilities consisted of the following (in millions):

	Successor
	September 30,	December 31,
	2012	2011
Salaries and wages	$3.2	$2.7
Bonuses and profit sharing	5.8	5.9
Vacation pay	4.5	4.4
Product returns	51.9	55.6
Rebates, credits and discounts due to customers	13.6	11.7
Insurance	9.0	10.8
Taxes payable	9.4	8.0
Interest	4.7	13.2
Accrued litigation	0.2	8.1
Professional fees	2.6	2.9
Other	10.4	7.7

	$115.3	$131.0

Product Returns Liability	9 Months Ended
Sep. 30, 2012
Product Returns Liability and Contingencies [Abstract]
PRODUCT RETURNS LIABILITY

NOTE 8 — PRODUCT RETURNS LIABILITY

The liability for product returns is included in “Accrued expenses and other current liabilities.” This liability includes accruals for estimated parts returned under warranty and for parts returned because of customer excess quantities. Holdings provides warranties for its products’ performance. Warranty periods vary by part. In addition to returns under warranty, Holdings allows its customers to return quantities of parts that the customer determines to be in excess of its current needs. Customer rights to return excess quantities vary by customer and by product category. Generally, these returns are contractually limited to 3% to 5% of the customer’s purchases in the preceding year. While Holdings does not have a contractual obligation to accept excess quantity returns from all customers, common practice for Holdings and the industry is to accept periodic returns of excess quantities from on-going customers. If a customer elects to cease purchasing from Holdings and change to another vendor, it is industry practice for the new vendor, and not Holdings, to accept any inventory returns resulting from the vendor change and any subsequent inventory returns. During the Successor nine months ended September 30, 2012, product returns reserves of $3.0 million related to a former customer were reduced increasing net sales on the interim unaudited condensed consolidated statements of comprehensive income (loss).

Holdings’ management routinely monitors returns data and adjusts estimates based on this data.

The fair value of the product returns liability assumed in the UCI Acquisition was unchanged from the historical carrying value. Changes in Holdings’ product returns accrual were as follows (in millions):

	Successor		Predecessor
	Nine Months Ended September 30, 2012	Nine Months Ended September 30, 2011	January 1, 2011 through January 25, 2011
Beginning of period	$55.6	$—	$53.7
Additions due to UCI Acquisition	—	54.6	—
Cost of unsalvageable parts	(35.6)	(38.0)	(4.0)
Reduction to sales, net of salvage	31.9	39.3	4.9

End of period	$51.9	$55.9	$54.6

Pension	9 Months Ended
Sep. 30, 2012
Pension [Abstract]
PENSION

NOTE 9 — PENSION

The following are the components of net periodic pension expense (in millions):

	Successor				Predecessor
	Three Months Ended September 30, 2012	Three Months Ended September 30, 2011	Nine Months Ended September 30, 2012	Nine Months Ended September 30, 2011	January 1, 2011 through January 25, 2011
Service cost	$0.2	$1.1	$0.5	$3.0	$0.4
Interest cost	3.1	3.6	9.6	9.4	1.1
Expected return on plan assets	(3.9)	(3.7)	(11.7)	(9.9)	(1.2)
Amortization of prior service costs and unrecognized loss	0.1	—	0.3	—	0.2
Curtailment and settlement loss recognized	—	—	1.4	0.2	—

	$(0.5)	$1.0	$0.1	$2.7	$0.5

During the Successor nine months ended September 30, 2012, a charge of $1.4 million was recorded for curtailment and settlement losses related to the scheduled closing of the manufacturing and distribution operations of one of Holdings’ Mexican subsidiaries. The losses recorded relate to Mexican government mandated severance plans of the Mexican subsidiary. These costs are included in the interim unaudited condensed consolidated statements of comprehensive income (loss) in “Restructuring costs, net”. An estimated curtailment gain of $0.3 million related to the Mexican subsidiary’s pension plan will be recognized at the time the affected employees are terminated, which is scheduled for the fourth quarter of 2012.

During the Successor nine months ended September 30, 2011, $0.2 million of curtailment and settlement losses related to headcount reductions at the Mexican subsidiaries were recorded. These costs are included in the interim unaudited condensed consolidated statements of comprehensive income (loss) in “Restructuring costs, net”.

Effective March 15, 2012, certain defined benefit retirement plans were amended to freeze the plan benefits for all non-union participants and were replaced with an enhanced benefit under the defined contribution plans. The plan amendment resulted in a plan curtailment that reduced pension liabilities by $25.4 million. The $25.4 million ($15.4 million net of income taxes) was recorded in other comprehensive income as a reduction of the net other comprehensive loss.

Debt	9 Months Ended
Sep. 30, 2012
Debt [Abstract]
DEBT

NOTE 10 — DEBT

Debt is summarized as follows (in millions):

	Successor
	September 30,	December 31,
	2012	2011
Senior Secured Term Loan Facility	$294.8	$297.0
Senior Notes	400.0	400.0
Short-term borrowings	1.6	3.1
Capital lease obigations	0.8	1.1
Economic development loan	0.5	—
Unamortized original issue discount	(1.0)	(1.2)

	696.7	700.0
Less:
Short-term borrowings	1.6	3.1
Current maturities	3.3	3.4

Long-term debt	$691.8	$693.5

Senior Secured Credit Facilities

On January 26, 2011, Holdings, as a guarantor, and UCI International, Inc. as borrower, entered into a $375.0 million senior secured credit facilities agreement (the “Senior Secured Credit Facilities”) comprising a $300.0 million senior secured term loan facility (the “Senior Secured Term Loan Facility”) and a $75.0 million senior secured revolving credit facility (the “Senior Secured Revolving Credit Facility”). Costs of $9.5 million related to the issuance of the Senior Secured Credit Facilities are recorded as “Deferred Financing Costs” and are being amortized over the life of the Senior Secured Credit Facilities. At September 30, 2012, letters of credit issued under the Senior Secured Revolving Credit Facility totaled $8.0 million, which reduced the availability under the Senior Secured Revolving Credit Facility to $67.0 million. At September 30, 2012, there were no borrowings outstanding under the Senior Secured Revolving Credit Facility.

The Senior Secured Credit Facilities contain customary covenants that restrict Holdings and its subsidiaries from certain activities including, among other things, incurring debt, creating liens over assets, selling or acquiring assets and making restricted payments, in each case except as permitted under the Senior Secured Credit Facilities. Holdings and its subsidiaries also must comply with a minimum interest coverage ratio covenant and a maximum senior secured leverage ratio covenant. Holdings and its subsidiaries also have annual limitations on capital expenditures. In addition, there is an excess cash flow prepayment provision. Holdings will be required to make mandatory prepayments equal to 50% of Excess Cash Flow (as defined in the Senior Secured Credit Facilities) if the senior secured leverage ratio is greater than 2.0 to 1.0, or 25% of Excess Cash Flow if the senior secured leverage ratio is less than or equal to 2.0 to 1.0. At September 30, 2012 Holdings and its subsidiaries were in compliance with all applicable covenants.

Senior Notes

On January 26, 2011, $400.0 million aggregate principal amount of 8.625% Senior Notes due 2019 (the “Senior Notes”), and guarantees thereof were issued. The Senior Notes bear interest at a rate of 8.625% per annum, payable semi-annually on February 15 and August 15. Costs of $13.0 million related to the issuance of the Senior Notes were recorded as “Deferred Financing Costs” and are being amortized over the life of the Senior Notes.

The indenture governing the Senior Notes contains covenants that restrict the ability of Holdings and its subsidiaries to, among other things, incur additional debt or issue disqualified and preferred stock, make certain payments including payment of dividends or redemption of stock, make certain investments, incur certain liens, sell assets, merge or consolidate with other entities, and enter into transactions with affiliates. As of September 30, 2012, Holdings and its subsidiaries were in compliance with all applicable covenants.

Predecessor 2010 Credit Facility and Senior PIK Notes

Borrowings of UCI International prior to the UCI Acquisition consisted of a credit facility, with UCI as borrower and with UCI International, Inc. and UCI’s domestic subsidiaries as guarantors (the “2010 Credit Facility”), and Floating Rate Senior PIK Notes (the “Senior PIK Notes”). The 2010 Credit Facility provided for borrowings of up to $500.0 million, which consisted of a term loan facility in an aggregate principal amount of $425.0 million (the “2010 Term Loan”) and a revolving credit facility in an aggregate principal amount of $75.0 million (the “2010 Revolving Credit Facility”), none of which was drawn.

In connection with the UCI Acquisition, the outstanding principal balance of the 2010 Term Loan of $423.9 million was repaid and the 2010 Credit Facility was terminated. In addition, UCI International (i) purchased $315.0 million aggregate principal amount of the Senior PIK Notes pursuant to a tender offer which commenced on January 5, 2011, (ii) called for redemption any of the Senior PIK Notes that were not purchased as of the time of the UCI Acquisition and (iii) deposited $41.2 million for the satisfaction and discharge of such remaining Senior PIK Notes with the trustee under the indenture for the Senior PIK Notes. The redemption of the remaining Senior PIK Notes was completed on February 25, 2011.

Loss on Early Extinguishment of 2010 Credit Facility and Senior PIK Notes

UCI International, Inc. recorded a loss of $24.2 million on the early extinguishment of the 2010 Credit Facility and the Senior PIK Notes as the Predecessor in January 2011. The components of the loss on the early extinguishment were as follows (in millions):

Senior PIK Notes call premium and redemption period interest	$5.0
Write-off Senior PIK Notes unamortized original issue discount	3.3
Write-off Senior PIK Notes unamortized deferred financing costs	0.9
Write-off 2010 Credit Facility unamortized original issue discount	5.1
Write-off 2010 Credit Facility unamortized deferred financing costs	8.9
Fees and expenses related to early extinguishment of debt	1.0

$24.2

Short-term Borrowings

Certain of UCI International, Inc.’s Chinese and Spanish subsidiaries have secured local credit facilities. The Chinese local credit facility consists of a Chinese yuan-denominated line of credit with a maximum borrowing limit of CNY10 million ($1.6 million at September 30, 2012). During the three months ended September 30, 2012, CNY10 million of the Chinese local credit facility expired. The Chinese local credit facility is secured by certain accounts receivable and buildings. At September 30, 2012 and December 31, 2011, short-term borrowings included $1.6 million and $3.1 million, respectively, under the Chinese subsidiaries’ local credit facility. The interest on the Chinese subsidiaries’ line of credit was 7.9% at September 30, 2012 and December 31, 2011.

The Spanish local credit facilities consist of euro-denominated revolving credit facilities with borrowing limits totaling €2.3 million ($2.9 million at September 30, 2012). During the nine months ended September 30, 2012, certain portions of the Spanish local credit facilities totaling €0.5 million expired. The Spanish local credit facilities are secured by certain accounts receivable related to the amounts financed. At September 30, 2012 and December 31, 2011 there were no borrowings outstanding under the Spanish local credit facilities.

Economic Development Loan

On September 17, 2012, Wells Manufacturing, LP, a wholly-owned indirect subsidiary of Holdings, entered into an economic development loan for $0.5 million with the Fond du Lac County Economic Development Corp. to assist with the expansion of the vehicle electronics facility in Fond du Lac, Wisconsin. This economic development loan has a five-year maturity with annual principal payments of $0.1 million and bears interest at 2.0% per annum. Both principal and interest payments are due annually on October 1st. The economic development loan contains a provision that in the event our vehicle electronics business meets certain employee headcount and wage requirements are maintained, measured on an annual basis, all or portion of the principal and interest due will be forgiven.

Future repayments

Below is a schedule of required future repayments of all debt outstanding on September 30, 2012 (in millions).

Remainder of 2012	$2.4
2013	3.4
2014	3.4
2015	3.2
2016	3.2
Thereafter	682.1

$697.7

Interest expense, net

The following table provides the detail of net interest expense for the respective periods (in millions). During the Successor three and nine months ended September 30, 2012, $0.4 million of interest was capitalized. No interest was capitalized during the Successor three and nine months ended September 30, 2011.

	Successor				Predecessor
	Three Months Ended September 30, 2012	Three Months Ended September 30, 2011	Nine Months Ended September 30, 2012	Nine Months Ended September 30, 2011	January 1, 2011 through January 25, 2011
Interest expense
Senior Secured Term Loan Facility	$4.1	$4.2	$12.4	$11.3	$—
Senior Notes	8.7	8.7	25.9	23.7	—
Senior PIK Notes	—	—	—	—	2.4
2010 Term Loan	—	—	—	—	1.9
Other	0.1	0.5	0.9	1.1	0.1
Amortization
Debt issue costs
Senior Secured Term Loan Facility	0.2	0.3	0.8	0.7	—
Senior Notes	0.4	0.3	0.9	0.7	—
Senior Secured Revolving Credit Facility	0.1	0.1	0.3	0.3	—
2010 Term Loan	—	—	—	—	0.1
Original issue discounts	—	—	0.2	0.2	0.2

Total interest expense	13.6	14.1	41.4	38.0	4.7
Interest income	(0.1)	(0.1)	(0.2)	(0.2)	—

Interest expense, net	$13.5	$14.0	$41.2	$37.8	$4.7

Contingencies	9 Months Ended
Sep. 30, 2012
Product Returns Liability and Contingencies [Abstract]
CONTINGENCIES

NOTE 11—CONTINGENCIES

Insurance Reserves

Holdings purchases insurance policies for workers’ compensation, automobile and product and general liability. These policies include high deductibles for which Holdings is responsible. These deductibles are estimated and recorded as expenses in the period incurred. Estimates of these expenses are updated each quarter and are adjusted accordingly. These estimates are subject to substantial uncertainty because of several factors that are difficult to predict, including actual claims experience, regulatory changes, litigation trends and changes in inflation. Estimated unpaid losses for which Holdings is responsible are included in the interim unaudited condensed consolidated balance sheet in “Accrued expenses and other current liabilities.”

Environmental

Holdings is subject to a variety of federal, state, local and foreign environmental, health and safety laws and regulations, including those governing the discharge of pollutants into the air or water, the management and disposal of hazardous substances or wastes, and the cleanup of contaminated sites. UCI International or its predecessors have been identified as a potentially responsible party, or is otherwise currently responsible, for contamination at five sites. One of these sites is a former facility in Edison, New Jersey (the “New Jersey Site”), where a state agency has ordered UCI International to continue with the monitoring and investigation of chlorinated solvent contamination. The New Jersey Site has been the subject of litigation to determine whether a neighboring facility was responsible for contamination discovered at the New Jersey Site. A judgment has been rendered in that litigation to the effect that the neighboring facility is not responsible for the contamination. UCI International is analyzing what further investigation and remediation, if any, may be required at the New Jersey Site. UCI International is also responsible for a portion of chlorinated solvent contamination at a previously owned site in Solano County, California (the “California Site”), where UCI International, at the request of the regional water board, is investigating and analyzing the nature and extent of the contamination and is conducting some remediation. Based on currently available information, management believes that the cost of the ultimate outcome of the environmental matters related to the New Jersey Site and the California Site will not exceed the $0.9 million accrued at September 30, 2012 by a material amount, if at all. However, because all investigation and analysis has not yet been completed and due to inherent uncertainty in such environmental matters, it is possible that the ultimate outcome of these matters could have a material adverse effect on the results for a single quarter.

In addition to the two matters discussed above, UCI International or its predecessors have been named as a potentially responsible party at a third-party waste disposal site in Calvert City, Kentucky (the “Kentucky Site”). UCI International estimates settlement costs at $0.1 million for this site. UCI International also retains responsibility for remediation activities at a former manufacturing site (the “Former Manufacturing Site”) for which remediation settlement costs are estimated to be $0.1 million. In addition, UCI International is party to a remedy plan for an EPA Superfund site in Mayville, Wisconsin (the “Wisconsin Site”) related to hazardous and other waste disposal. Based on the settlement agreement, UCI International estimates its settlement cost to be less than $0.1 million. UCI International anticipates that the majority of the $0.2 million reserved for settlement and remediation costs will be spent in the next year. To date, the expenditures related to the Kentucky Site and the Former Manufacturing Sites have been immaterial.

Antitrust Litigation

Starting in 2008, UCI and its wholly-owned subsidiary, Champion Laboratories, Inc., (“Champion”), were named as defendants in numerous antitrust complaints originally filed in courts around the country. The complaints allege that several defendant filter manufacturers engaged in price fixing for aftermarket automotive filters in violation of Section 1 of the Sherman Act and/or state law. Some of these complaints are putative class actions on behalf of all persons that purchased aftermarket filters in the U.S. directly from the defendants, from 1999 to the present. Others are putative class actions on behalf of all persons who acquired indirectly aftermarket filters manufactured and/or distributed by one or more of the defendants, from 1999 to the present. The complaints sought treble damages, an injunction against future violations, costs and attorney’s fees.

On February 9, 2012, the parties announced that Champion and two other defendants had reached an agreement in principle with all plaintiffs to settle the remaining actions. On March 8, 2012, the parties executed a settlement agreement. This settlement agreement is subject to approval by the court with respect to the claims by class action plaintiffs but not with respect to the claims by the State of Florida. On April 24, 2012, the court granted preliminary approval of the proposed settlements with each of the putative classes. On July 31, 2012, pursuant to the terms of the settlement, the court dismissed with prejudice the State of Florida’s claims against Champion. On October 4, 2012, the court held a hearing on final approval of the direct purchaser and indirect purchaser plaintiffs’ settlements, and subsequently entered orders granting final approval of these settlements and dismissed with prejudice the claims of each of the respective classes.

On September 28, 2012, the court amended its preliminary approval of the gas retailer plaintiffs’ settlement to extend the deadline for mailing the notice to potential class members from June 19, 2012 to October 3, 2012, and extended the deadline for objections to or requests for exclusion from the proposed settlement from August 3, 2012 to November 9, 2012. The court will hold a hearing on November 28, 2012 regarding final approval of the gas retailer plaintiffs’ settlement.

During the Successor three and nine months ended September 30, 2012, we incurred post-trial costs of $0.3 million and $1.2 million, respectively. During the Successor three and nine months ended September 30, 2011, and the Predecessor period January 1, 2011 through January 25, 2011, we incurred $0.7 million, $3.7 million and $0.8 million, respectively, defending against these claims. These amounts are included in the interim unaudited condensed consolidated statements of comprehensive income (loss) in “Antitrust litigation costs.”

Value-added Tax Receivable

A wholly-owned Mexican subsidiary of Champion has outstanding receivables denominated in Mexican pesos in the amount of $2.1 million from the Mexican Department of Finance and Public Credit. The receivables relate to refunds of Mexican value-added tax, to which Champion believes it is entitled in the ordinary course of business. The local Mexican tax authorities have rejected the claims for these refunds, and the Mexican subsidiary commenced litigation in the regional federal administrative and tax courts to order the local tax authorities to process these refunds. In September 2012, the tax court found in favor of the Mexican subsidiary in the largest of the three claims ruling that the Mexican subsidiary is entitled to a refund of approximately $2.1 million (27.0 million Mexican pesos). The ruling is subject to appeal by the Mexican tax authorities. There are also two additional claims totaling $1.1 million (13.5 million Mexican pesos) pending final rulings by the tax courts and additional claims totaling $1.2 million (14.8 million Mexican pesos), which are in various stages of review by the local Mexican tax authorities.

Patent Litigation

Champion was a defendant in litigation with Parker-Hannifin Corporation (“Parker-Hannifin”) pursuant to which Parker-Hannifin claimed that certain of Champion’s products infringed a Parker-Hannifin patent. On December 11, 2009, following trial, a jury verdict was reached, finding in favor of Parker-Hannifin with damages of $6.5 million. On May 3, 2010, the court entered a partial judgment in this matter, awarding Parker-Hannifin $6.5 million in damages and a permanent injunction. Both parties filed post-trial motions. Parker-Hannifin sought treble damages and attorneys’ fees. Champion sought a judgment as a matter of law on the issues of infringement and patent invalidity. On March 17, 2011, the court issued an order denying Champion’s motion for a judgment at law and awarding Parker-Hannifin an additional $3.3 million in damages plus attorneys’ fees, originally estimated to be $1.5 million and later revised to record an additional $0.5 million provision. Given that this litigation existed at the date of the UCI Acquisition, the additional $0.5 million provision was recorded in the Predecessor unaudited condensed consolidated statements of comprehensive income (loss) for the period January 1, 2011 through January 25, 2011. On April 15, 2011, Champion appealed the court order and the appeals court subsequently ordered the parties to enter into court-sponsored mediation. On July 18, 2011, Champion and Parker-Hannifin reached a settlement of this litigation, as well as other disputes between the companies. The settlement included the payment of $9.0 million by Champion to Parker-Hannifin, $0.5 million in discounts granted to Champion for future purchases by Champion of Parker-Hannifin products, and the dismissal with prejudice of this case and certain other cases between the companies. Champion made the $9.0 million payment during the third quarter of 2011. During the Successor nine months ended September 30, 2011, Champion incurred post-trial costs of $0.3 million. These costs are included in the interim unaudited condensed consolidated statements of comprehensive income (loss) in “Patent litigation costs”.

Product Recall

During the Successor three months ended September 30, 2012, Holdings recalled certain defective product manufactured by Holdings’ Chinese operations and distributed by a Holdings’ Spanish subsidiary. The estimated cost of this recall and the related warranty claims ranges from $0.7 million to $3.4 million. Due to the uncertainties inherent in this matter, the estimates are subject to change, which could be significant. Holdings believes that it has insurance coverage for at least a significant percentage of the costs related to this matter. As of the date of this report, Holdings has not confirmed the amount of any potential insurance reimbursement and therefore no insurance recovery has been recorded.

In the Successor three months ended September 30, 2012, Holdings recorded a provision of $0.8 million for this matter. As of September 30, 2012, Holdings had paid $0.2 million of costs related to this matter.

Other Litigation

Holdings is subject to various other contingencies, including routine legal proceedings and claims arising out of the normal course of business. These proceedings primarily involve commercial claims, product liability claims, personal injury claims and workers’ compensation claims. The outcome of these lawsuits, legal proceedings and claims cannot be predicted with certainty. Nevertheless, Holdings’ management believes that the outcome of any of these currently existing proceedings, even if determined adversely, would not have a material adverse effect on Holdings’ financial condition or results of operations or cash flows.

Related Party Transactions	9 Months Ended
Sep. 30, 2012
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS

NOTE 12 — RELATED PARTY TRANSACTIONS

Holdings has entered into agreements of indemnification for the benefit of the directors and officers of certain subsidiaries of Holdings, including UCI International, Inc. and the guarantors of the Senior Notes and the Senior Secured Credit Facilities.

In addition to the related party transactions discussed below, from time to time Holdings enters into other transactions with affiliates which are not material to Holdings or its affiliates.

During the Successor year ended December 31, 2011 and the Successor nine months ended September 30, 2012 and 2011, Holdings undertook a number of transactions with the following related party entities under the common ultimate control of Mr. Graeme Hart.

Rank Group Limited

The immediate parent of Holdings is UCI Holdings (No.1) Limited and the ultimate controlling entity is UCI Holdings (No.2) Limited. The ultimate sole shareholder of Holdings is Mr. Graeme Hart. Rank Group is an entity under common ultimate control of Mr. Graeme Hart.

Autoparts Holdings Limited

On July 29, 2011, Autoparts Holdings completed the acquisition of the automotive consumer products group of Honeywell International, Inc. (“FRAM Group”). Although Holdings and Autoparts Holdings are separate legal entities, both are under the common control of Mr. Graeme Hart. In addition, UCI International and FRAM Group are operated by a common senior management team.

Reynolds Group Holdings Limited

Reynolds Group Holdings Limited is an affiliate of Rank Group and ultimately owned by our strategic owner Mr. Graeme Hart.

The nature and amounts of the transactions entered into with these related parties are described further below.

	Successor
	Transaction values		Balance outstanding as of
In millions	Three Months Ended September 30, 2012	Nine Months Ended September 30, 2012	September 30, 2012	December 31, 2011
Related Party Receivables
Autoparts Holdings Limited
Recharges of services (a)	$7.0	$17.2	$4.6	$8.2
Joint services agreement (b)	0.7	2.2	0.5	0.4
Sale of goods (c)	17.9	40.2	18.1	0.4
Asset purchase agreement (c)	—	—	1.5	2.3
Asset sales (c)	—	0.5	—	—
Purchase of goods (c)	0.9	1.1	(0.6)	(0.5)

Related Party Payables
Rank Group Limited
Recharges for professional services (d)	—	0.1	0.1	0.4
Reynolds Group Holdings Limited
Recharges of services (e)	0.1	0.2	0.1	0.7
Autoparts Holdings Limited
Purchase of goods (c)	1.0	1.7	0.9	0.1

(a)	During the Successor three and nine months ended September 30, 2012, Holdings incurred costs of $8.1 million and $23.8 million, respectively, related to the implementation of the cost sharing and manufacturing arrangements with FRAM Group. Holdings recharged FRAM Group $7.0 million and $17.2 million during the Successor three and nine months ended September 30, 2012, respectively, for FRAM Group’s portion of such costs. As of September 30, 2012, Holdings had a receivable of $4.6 million. The amounts are to be repaid in the normal course of business.
(b)	On July 29, 2011, UCI International, Inc. entered into a Joint Services Agreement (“JSA”) with Autoparts Holdings. Under the agreement, UCI International, Inc. and Autoparts Holdings each agreed to purchase certain administrative services from the other party. The agreement had an initial term of one year that was automatically renewed on July 29, 2012 for an additional one year period. The agreement may be terminated without cause by either party upon 120 days’ advance written notice to the other party. The agreement may also be terminated for breach or termination of affiliation. The agreement contains representations, warranties and indemnity obligations customary for agreements of this type. During the Successor three and nine months ended September 30, 2012, UCI International charged Autoparts Holdings a net $0.7 million and $2.2 million, respectively, for services rendered pursuant to this agreement. In addition, during each of the Successor three and nine months ended September 30, 2012, Champion had billings of less than $0.1 million to FRAM Group for shared administrative services under the JSA. As of September 30, 2012, UCI International had receivables from Autoparts Holdings of $0.5 million. These amounts are to be repaid in the normal course of business.
(c)	The UCI International and FRAM Group businesses each include filtration products. As a result, opportunities exist to realize cost savings and operational efficiencies between the two filtration businesses as well as to consolidate a number of administrative functions to reduce the costs of the respective companies. As a result of Holdings cost sharing and manufacturing arrangements with FRAM Group, during 2011, FRAM Group announced that it would cease operating at two locations and relocate those operations into other FRAM Group and UCI International filtration manufacturing locations. The first plant closing occurred in the fourth quarter of 2011 and the second plant ceased operations in September 2012. UCI International and FRAM Group continue to maintain their own customer relationships and continue to supply their existing customers. Where FRAM Group production is relocated to UCI International filtration manufacturing locations, UCI International manufactures and supplies product to FRAM Group in order to meet its customers’ orders. Product purchase orders are entered into by UCI International and FRAM Group on an arm’s-length basis to document the terms of the sale of product between the two related businesses. During the Successor three and nine months ended September 30, 2012, UCI International had sales to FRAM Group of $17.9 million and $40.2 million, respectively. As of September 30, 2012, Champion had an outstanding receivable balance of $18.1 million related to shipment of product to FRAM Group.

In connection with these actions, Champion entered into an Asset Purchase Agreement, dated March 21, 2012, with FRAM Group to purchase certain equipment for $5.6 million, which has been or will be relocated to Champion’s plant locations. The full amount of the purchase price was paid during the fourth quarter of 2011. As of September 30, 2012, Champion had a receivable balance from FRAM Group of $1.5 million representing the balance of equipment to be delivered. Equipment totaling $0.6 million will be delivered to Champion during the fourth quarter of 2012 and the remaining balance of $0.9 million will be repaid by FRAM Group to Champion.

As of September 30, 2012, UCI (Shanghai) Trading Company Limited (“UCI Shanghai”), an indirect wholly-owned subsidiary, has a net payable of $0.9 million to FRAM Group related to ongoing operations between UCI Shanghai and FRAM Group for activity during the Successor nine months ended September 30, 2012. These amounts are to be repaid in the normal course of business.

(d)	During the Successor nine months ended September 30, 2012, Rank Group incurred on behalf of Holdings third party professional fees and expenses of $0.1 million, which were then charged to Holdings. These amounts are to be repaid in the normal course of business.
(e)	During the Successor three and nine months ended September 30, 2012, Reynolds Group Holdings Limited billed Holdings for rent and facility services costs. These amounts are to be repaid in the normal course of business.

Geographic Information	9 Months Ended
Sep. 30, 2012
Geographic Information [Abstract]
GEOGRAPHIC INFORMATION

NOTE 13 — GEOGRAPHIC INFORMATION

Net sales by region were as follows (in millions):

	Successor				Predecessor
	Three Months Ended September 30, 2012	Three Months Ended September 30, 2011	Nine Months Ended September 30, 2012	Nine Months Ended September 30, 2011	January 1, 2011 through January 25, 2011
United States	$214.1	$212.4	$635.2	$566.2	$67.4
Canada	8.2	9.2	24.6	22.8	2.6
Mexico	5.3	6.3	17.4	17.9	2.4
United Kingdom	3.8	4.3	10.0	10.5	1.0
France	2.2	3.6	9.3	9.7	1.2
Germany	2.4	2.1	6.9	5.5	0.5
China	2.3	2.3	5.4	4.2	0.2
Spain	1.1	1.4	3.5	3.8	0.5
Other	10.4	12.6	33.7	32.3	3.0

	$249.8	$254.2	$746.0	$672.9	$78.8

Net long-lived assets by country were as follows (in millions):

	Successor
	September 30,	December 31,
	2012	2011
United States	$819.6	$829.9
China	44.2	42.7
Spain	20.3	21.2
Mexico	11.1	12.8
Other	1.1	1.0

	$896.3	$907.6

Stock-Based Compensation	9 Months Ended
Sep. 30, 2012
Stock-Based Compensation [Abstract]
STOCK-BASED COMPENSATION

NOTE 14 — STOCK-BASED COMPENSATION

Prior to the UCI Acquisition, UCI International, Inc. maintained an equity incentive plan, which permitted the granting of options to purchase shares of common stock of UCI International, Inc. to its employees, directors, and consultants, as well as the granting of restricted shares of UCI International, Inc. common stock. Options vested over an eight year period, and could accelerate in the event of certain changes in control. The shares of restricted stock vested only upon a change in control of UCI International, Inc. As a result of the UCI Acquisition discussed in Note 2, the remaining unvested stock options and restricted stock became vested and the plan was terminated.

At January 1, 2011, there was $0.5 million of unrecognized compensation cost relating to outstanding unvested stock options. As a result of the change in control resulting from the UCI Acquisition discussed in Note 2, the remaining unvested stock options became vested. This cost was recognized by UCI International as the Predecessor in January 2011. Compensation expense of $13.2 million, which was equal to the fair value of the restricted stock at the date of the UCI Acquisition, was recognized by UCI International in the Predecessor period January 1, 2011 through January 25, 2011.

In addition, UCI International incurred $1.4 million of non-recurring costs associated with the stock-based compensation expense in the Predecessor period January 1, 2011 through January 25, 2011.

Fair Value Accounting	9 Months Ended
Sep. 30, 2012
Fair Value Accounting [Abstract]
FAIR VALUE ACCOUNTING

NOTE 15 — FAIR VALUE ACCOUNTING

The accounting guidance on fair value measurements uses the term “inputs” to broadly refer to the assumptions used in estimating fair values. It distinguishes between (i) assumptions based on market data obtained from independent third party sources (“observable inputs”) and (ii) Holdings’ assumptions based on the best information available (“unobservable inputs”). The accounting guidance requires that fair value valuation techniques maximize the use of observable inputs and minimize the use of unobservable inputs. The fair value hierarchy consists of the three broad levels listed below. The highest priority is given to Level 1, and the lowest is given to Level 3.

Level 1 —	Quoted market prices in active markets for identical assets or liabilities

Level 2 —	Inputs other than Level 1 inputs that are either directly or indirectly observable

Level 3 —	Unobservable inputs developed using Holdings’ estimates and assumptions, which reflect those that market participants would use when valuing an asset or liability

The determination of where an asset or liability falls in the hierarchy requires significant judgment.

Assets measured at fair value on a non-recurring basis

During the Successor nine months ended September 30, 2012 and 2011, no assets were adjusted to their fair values on a non-recurring basis except for the impact of the allocation of the UCI Acquisition purchase price (see Note 2) and an asset impairment related to the distribution footprint optimization restructuring actions (see Note 3).

Fair value of financial instruments

Cash and cash equivalents - The carrying amount of cash equivalents approximates fair value because the original maturity was less than 90 days.

Trade accounts receivable - The carrying amount of trade receivables approximates fair value because of their short outstanding terms.

Trade accounts payable - The carrying amount of trade payables approximates fair value because of their short outstanding terms.

Short-term borrowings - The carrying value of these borrowings equals fair value because their interest rates reflect current market rates.

Long-term debt—The fair value of the Senior Notes was $400.0 million and $399.5 million at September 30, 2012 and December 31, 2011, respectively. The estimated fair value of these notes was based on recent trades, as reported by a third party bond pricing service. Due to the infrequency of trades of these notes, these inputs are considered to be Level 2 inputs.

The fair value of the Senior Secured Term Loan Facility was $297.0 million and $297.4 million at September 30, 2012 and December 31, 2011, respectively. The estimated fair value of borrowings under the Senior Secured Term Loan Facility was based on the bid/ask prices, as reported by a third party bond pricing service. Due to the infrequency of trades, this input is considered to be a Level 2 input.

Due to recently entering into the economic development loan in September 2012, the fair value of the loan was $0.5 million at September 30, 2012.

Other Information	9 Months Ended
Sep. 30, 2012
Other Information [Abstract]
OTHER INFORMATION

NOTE 16 — OTHER INFORMATION

Cash payments disclosures

Cash payments for interest and income taxes (net of refunds) were as follows (in millions):

	Successor				Predecessor
	Three Months Ended September 30, 2012	Three Months Ended September 30, 2011	Nine Months Ended September 30, 2012	Nine Months Ended September 30, 2011	January 1, 2011 through January 25, 2011
Interest (net of amount capitalized)	$21.7	$23.7	$47.9	$35.4	$2.7
Income taxes (net of refunds)	$7.3	$0.5	$17.2	$2.2	$0.3

Cash payments for interest in the Successor nine months ended September 30, 2011 were $35.4 million, which included $3.9 million of interest on the Senior PIK Notes that accrued from December 15, 2010, the last date that interest was paid through issuance of new Senior PIK Notes. Capitalized interest of $0.4 million was recorded in the Successor three and nine months ended September 30, 2012. There was no capitalized interest recorded in the Successor three and nine months ended September 30, 2011.

Holdings retains its bank accounts with a relatively small number of high quality financial institutions. Substantially all of the cash and cash equivalents, including foreign cash balances at September 30, 2012 and December 31, 2011, were uninsured. Non-U.S. cash balances at September 30, 2012 and December 31, 2011 were $14.9 million and $12.1 million, respectively.

Income tax matters

Chinese tax authorities conducted a transfer price examination at one of Holdings’ Chinese subsidiaries, which resulted in a tax assessment of $2.5 million. A preliminary payment of $1.7 million was made during the three months ended March 31, 2012 and a final payment of $0.8 million was made during the three months ended June 30, 2012. The amounts are included in the income tax payments in the table above. A corresponding $2.5 million income tax receivable representing competent authority offsets in the U.S. was recorded and is reflected in other long-term assets on the interim unaudited condensed consolidated balance sheets.

The state of Texas is conducting a state income tax examination. Other than this examination and routine inquiries, Holdings and its subsidiaries are not currently under examination by tax authorities.

Holdings recorded income tax expense of $2.2 million, or 31.2% effective tax rate, during the Successor three months ended September 30, 2012 on pre-tax income of $7.0 million. The effective tax rate for the three months ended September 30, 2012 differs from the U.S. statutory rate primarily due to valuation allowances on foreign deferred tax assets not expected to be realized, provision of U.S. deferred income tax expense on undistributed earnings of our Spanish subsidiary and flat taxes related to our Mexican subsidiary. The Mexican subsidiary records its income tax provision at the greater of a Mexican flat tax or taxes on taxable income at the Mexican statutory rate, which is in compliance with Mexican tax law. Due to expected losses for the full year ending December 31, 2012 primarily as the result of restructuring charges, the income tax provision of the Mexican subsidiary is based on the expectation of incurring the flat tax. These factors were partially offset by a favorable reduction of state income taxes.

Holdings recorded income tax expense of $7.9 million, or 52.0% effective tax rate, during the Successor nine months ended September 30, 2012, on pre-tax income of $15.2 million. The effective tax rate for the Successor nine months ended September 30, 2012 differs from the U.S. statutory rate primarily due to valuation allowances on foreign deferred tax assets not expected to realized, provision of U.S. deferred income tax expense on undistributed earnings of our Spanish subsidiary, state income taxes, the impact of prior year tax return to provision adjustments, and flat taxes related to our Mexican subsidiary.

Concentrations of risk

Holdings sells vehicle parts to a wide base of customers primarily in the automotive aftermarket. Holdings has outstanding receivables owed by these customers and to date has experienced no significant collection problems. Sales to a single customer, AutoZone, accounted for 32.4% and 31.5% of total net sales in the Successor nine months ended September 30, 2012 and September 30, 2011, respectively. No other customer accounted for more than 10% of total net sales for the Successor nine months ended September 30, 2012 and 2011. At September 30, 2012 and December 31, 2011, the receivable balances from AutoZone were $116.8 million and $141.6 million, respectively.

Capital stock

At September 30, 2012 and December 31, 2011, there were 1,002 and 1,001 ordinary shares of Holdings authorized, issued and outstanding, respectively.

Guarantor and Non-Guarantor Financial Statements	9 Months Ended
Sep. 30, 2012
Guarantor and Non Guarantor Financial Statements [Abstract]
GUARANTOR AND NON-GUARANTOR FINANCIAL STATEMENTS

NOTE 17 — GUARANTOR AND NON-GUARANTOR FINANCIAL STATEMENTS

Certain of Holdings’ subsidiaries have guaranteed UCI International, Inc.’s obligations under the Senior Notes. Certain of Holdings’ subsidiaries have entered into guarantee and security arrangements in respect of UCI International, Inc.’s indebtedness described in Note 10.

The condensed financial information for the Successor that follows includes condensed financial statements for (a) Holdings, which is the parent of UCI International and a guarantor of the Senior Notes, (b) UCI International, Inc., which is the issuer of the Senior Notes and borrower under the Senior Secured Credit Facilities, (c) certain of the domestic subsidiaries, which guarantee the Senior Notes and borrowings under the Senior Secured Credit Facilities (the “Guarantor Subsidiaries”), (d) the foreign subsidiaries and certain domestic subsidiaries which do not guarantee the Senior Notes and borrowings under the Senior Secured Credit Facilities (the “Non-Guarantor Subsidiaries”), and (e) consolidated Holdings. Also included are consolidating entries, which principally consist of eliminations of investments in consolidated subsidiaries and intercompany balances and transactions. The allocation of goodwill at September 30, 2012 between the Guarantor Subsidiaries and Non-Guarantor Subsidiaries has been finalized.

The condensed financial information for the Predecessor that follows includes condensed financial statements for (a) UCI International, Inc., which is the issuer of the Senior Notes and borrower under the Senior Secured Credit Facilities, (b) the Guarantor Subsidiaries, (c) the Non-Guarantor Subsidiaries, and (d) consolidated UCI International. Also included are consolidating entries, which principally consist of eliminations of investments in consolidated subsidiaries and intercompany balances and transactions.

Separate financial statements of the Guarantor Subsidiaries are not presented because their guarantees are full and unconditional and joint and several.

Condensed Consolidating Balance Sheet

September 30, 2012

(in thousands)

			Parent
	UCI Holdings		Guarantor	Issuer		Non-
	Limited		UCI Holdings	UCI	Guarantor	Guarantor
	Consolidated	Eliminations	Limited	International	Subsidiaries	Subsidiaries
Assets
Current assets
Cash and cash equivalents	$85,625	$—	$4	$45,016	$25,734	$14,871
Intercompany receivables - current	—	(234,480)	—	190,029	23,282	21,169
Accounts receivable, net	210,240	—	—	—	191,535	18,705
Related party receivable	24,067	—	—	—	24,067	—
Inventories	156,463	—	—	—	131,198	25,265
Deferred tax assets	32,692	—	—	1,241	30,462	989
Other current assets	38,424	—	—	13,276	17,595	7,553

Total current assets	547,511	(234,480)	4	249,562	443,873	88,552
Property, plant and equipment, net	159,923	—	—	—	118,882	41,041
Investment in subsidiaries	—	(1,121,363)	289,870	733,890	97,603	—
Goodwill	308,816	—	—	—	278,571	30,245
Other intangible assets, net	405,581	—	—	—	397,631	7,950
Intercompany receivables non-current	—	13,022	—	(21,563)	8,541	—
Deferred financing costs, net	18,171	—	—	18,171	—	—
Other long-term assets	3,826	—	—	—	3,267	559

Total assets	$1,443,828	$(1,342,821)	$289,874	$980,060	$1,348,368	$168,347

Liabilities and shareholder’s equity
Current liabilities
Accounts payable	$129,215	$—	$—	$—	$109,233	$19,982
Short-term borrowings	1,589	—	—	—	—	1,589
Current maturities of long-term debt	3,333	—	—	3,000	333	—
Related party payable	1,133	—	20	—	133	980
Intercompany payables - current	—	(234,480)	—	—	211,564	22,916
Accrued expenses and other current liabilities	115,305	—	—	6,547	99,075	9,683

Total current liabilities	250,575	(234,480)	20	9,547	420,338	55,150
Long-term debt, less current maturities	691,759	—	—	690,754	1,005	—
Pension and other post-retirement liabilities	78,122	—	—	—	77,530	592
Deferred tax liabilities	131,300	—	—	(10,111)	135,959	5,452
Intercompany payables - non-current	—	13,022	—	—	(21,563)	8,541
Other long-term liabilities	2,218	—	—	—	1,209	1,009
Total shareholder’s equity	289,854	(1,121,363)	289,854	289,870	733,890	97,603

Total liabilities and shareholder’s equity	$1,443,828	$(1,342,821)	$289,874	$980,060	$1,348,368	$168,347

Condensed Consolidating Balance Sheet

December 31, 2011

(in thousands)

			Parent
	UCI Holdings		Guarantor	Issuer		Non-
	Limited		UCI Holdings	UCI	Guarantor	Guarantor
	Consolidated	Eliminations	Limited	International	Subsidiaries	Subsidiaries
Assets
Current assets
Cash and cash equivalents	$67,697	$—	$—	$16	$55,575	$12,106
Intercompany receivables - current	—	(59,347)	—	—	36,073	23,274
Accounts receivable, net	256,679	—	—	—	238,495	18,184
Related party receivable	10,760	—	—	—	10,760	—
Inventories	152,818	—	—	—	129,623	23,195
Deferred tax assets	37,894	—	—	1,380	36,475	39
Other current assets	15,375	—	—	58	9,346	5,971

Total current assets	541,223	(59,347)	—	1,454	516,347	82,769
Property, plant and equipment, net	153,044	—	—	—	113,328	39,716
Investment in subsidiaries	—	(1,042,250)	265,686	682,964	93,600	—
Goodwill	308,821	—	—	—	277,445	31,376
Other intangible assets, net	423,687	—	—	—	415,196	8,491
Intercompany receivables non-current	—	(8,754)	—	254,756	(246,002)	—
Deferred financing costs, net	20,176	—	—	20,176	—	—
Other long-term assets	1,822	—	—	—	1,060	762

Total assets	$1,448,773	$(1,110,351)	$265,686	$959,350	$1,170,974	$163,114

Liabilities and shareholder’s equity
Current liabilities
Accounts payable	$117,687	$—	$—	$—	$97,616	$20,071
Short-term borrowings	3,169	—	—	—	—	3,169
Current maturities of long-term debt	3,373	—	—	3,000	373	—
Related party payable	1,249	—	—	—	1,150	99
Intercompany payables - current	—	(59,347)	35	426	34,021	24,865
Accrued expenses and other current liabilities	130,980	—	—	14,485	110,543	5,952

Total current liabilities	256,458	(59,347)	35	17,911	243,703	54,156
Long-term debt, less current maturities	693,485	—	—	692,779	706	—
Pension and other post-retirement liabilities	118,040	—	—	—	117,784	256
Deferred tax liabilities	112,714	—	—	(17,026)	124,362	5,378
Intercompany payables - non-current	—	(8,754)	—	—	—	8,754
Other long-term liabilities	2,425	—	—	—	1,455	970
Total shareholder’s equity	265,651	(1,042,250)	265,651	265,686	682,964	93,600

Total liabilities and shareholder’s equity	$1,448,773	$(1,110,351)	$265,686	$959,350	$1,170,974	$163,114

Condensed Consolidating Statement of Comprehensive Income (Loss)

Three Months Ended September 30, 2012

(in thousands)

			Parent
	UCI Holdings		Guarantor	Issuer		Non-
	Limited		UCI Holdings	UCI	Guarantor	Guarantor
	Consolidated	Eliminations	Limited	International	Subsidiaries	Subsidiaries
Net sales	$249,776	$(28,517)	$—	$—	$237,792	$40,501
Cost of sales	190,847	(28,517)	—	—	184,461	34,903

Gross profit	58,929	—	—	—	53,331	5,598
Operating expenses
Selling and warehousing	(16,131)	—	—	—	(14,492)	(1,639)
General and administrative	(13,767)	—	—	(5,781)	(6,989)	(997)
Amortization of acquired intangible assets	(5,572)	—	—	—	(5,347)	(225)
Restructuring costs, net	(697)	—	—	—	(524)	(173)
Antitrust litigation costs	(283)	—	—	—	(283)	—

Operating income (loss)	22,479	—	—	(5,781)	25,696	2,564
Other expense
Interest expense, net	(13,492)	—	—	(13,469)	(14)	(9)
Intercompany interest	—	—	—	5,630	(5,540)	(90)
Miscellaneous, net	(2,009)	—	—	—	(2,016)	7

Income (loss) before income taxes	6,978	—	—	(13,620)	18,126	2,472
Income tax (expense) benefit	(2,179)	—	—	4,374	(5,548)	(1,005)

Net income (loss) before equity in earnings of subsidiaries	4,799	—	—	(9,246)	12,578	1,467
Equity in earnings of subsidiaries	—	(20,311)	4,799	14,045	1,467	—

Net income (loss)	$4,799	$(20,311)	$4,799	$4,799	$14,045	$1,467

Comprehensive income (loss)	$6,342	$(20,311)	$4,799	$4,799	$13,860	$3,195

Condensed Consolidating Statement of Comprehensive Income (Loss)

Three Months Ended September 30, 2011

(in thousands)

			Parent
	UCI Holdings		Guarantor	Issuer		Non-
	Limited		UCI Holdings	UCI	Guarantor	Guarantor
	Consolidated	Eliminations	Limited	International	Subsidiaries	Subsidiaries
Net sales	$254,245	$(29,207)	$—	$—	$240,793	$42,659
Cost of sales	191,044	(29,207)	—	—	184,402	35,849

Gross profit	63,201	—	—	—	56,391	6,810
Operating expenses
Selling and warehousing	(18,199)	—	—	—	(16,170)	(2,029)
General and administrative	(10,543)	—	—	(360)	(7,912)	(2,271)
Amortization of acquired intangible assets	(5,562)	—	—	—	(5,316)	(246)
Merger and acquisition costs	(234)	—	—	(234)	—	—
Restructuring costs, net	(233)	—	—	—	(159)	(74)
Patent litigation costs	(229)	—	—	—	(229)	—
Antitrust litigation costs	(696)	—	—	—	(696)	—

Operating income (loss)	27,505	—	—	(594)	25,909	2,190
Other expense
Interest expense, net	(13,957)	—	—	(14,013)	(18)	74
Intercompany interest	—	—	—	5,568	(5,478)	(90)
Miscellaneous, net	(1,571)	—	—	—	(1,358)	(213)

Income (loss) before income taxes	11,977	—	—	(9,039)	19,055	1,961
Income tax (expense) benefit	(9,977)	—	—	7,695	(17,693)	21

Net income (loss) before equity in earnings of subsidiaries	2,000	—	—	(1,344)	1,362	1,982
Equity in earnings of subsidiaries	—	(7,326)	2,000	3,344	1,982	—

Net income (loss)	$2,000	$(7,326)	$2,000	$2,000	$3,344	$1,982

Comprehensive income (loss)	$(3,631)	$(7,326)	$2,000	$2,000	$3,344	$(3,649)

Condensed Consolidating Statement of Comprehensive Income (Loss)

Nine Months Ended September 30, 2012

(in thousands)

			Parent
	UCI Holdings		Guarantor	Issuer		Non-
	Limited		UCI Holdings	UCI	Guarantor	Guarantor
	Consolidated	Eliminations	Limited	International	Subsidiaries	Subsidiaries
Net sales	$746,008	$(88,257)	$—	$—	$709,965	$124,300
Cost of sales	567,006	(88,257)	—	—	547,002	108,261

Gross profit	179,002	—	—	—	162,963	16,039
Operating expenses
Selling and warehousing	(50,615)	—	—	—	(45,514)	(5,101)
General and administrative	(44,887)	—	(3)	(14,495)	(26,962)	(3,427)
Amortization of acquired intangible assets	(16,626)	—	—	—	(15,937)	(689)
Restructuring costs, net	(4,464)	—	—	—	(1,237)	(3,227)
Antitrust litigation costs	(1,167)	—	—	—	(1,167)	—

Operating income (loss)	61,243	—	(3)	(14,495)	72,146	3,595
Other expense
Interest expense, net	(41,204)	—	—	(41,128)	(44)	(32)
Intercompany interest	—	—	—	16,767	(16,496)	(271)
Miscellaneous, net	(4,889)	—	—	—	(4,895)	6

Income (loss) before income taxes	15,150	—	(3)	(38,856)	50,711	3,298
Income tax (expense) benefit	(7,881)	—	—	13,400	(15,653)	(5,628)

Net income (loss) before equity in earnings of subsidiaries	7,269	—	(3)	(25,456)	35,058	(2,330)
Equity in earnings of subsidiaries	—	(37,670)	7,272	32,728	(2,330)	—

Net income (loss)	$7,269	$(37,670)	$7,269	$7,272	$32,728	$(2,330)

Comprehensive income (loss)	$24,165	$(37,670)	$7,269	$7,272	$48,080	$(786)

Condensed Consolidating Statement of Comprehensive Income (Loss)

Nine Months Ended September 30, 2011

(in thousands)

			Parent
	UCI Holdings		Guarantor	Issuer		Non-
	Limited		UCI Holdings	UCI	Guarantor	Guarantor
	Consolidated	Eliminations	Limited	International	Subsidiaries	Subsidiaries
Net sales	$672,896	$(75,557)	$—	$—	$636,483	$111,970
Cost of sales	526,476	(75,557)	—	—	506,206	95,827

Gross profit	146,420	—	—	—	130,277	16,143
Operating expenses
Selling and warehousing	(48,503)	—	—	—	(43,435)	(5,068)
General and administrative	(29,346)	—	(30)	(3,684)	(21,998)	(3,634)
Amortization of acquired intangible assets	(14,831)	—	—	—	(14,177)	(654)
Merger and acquisition costs	(11,265)	—	—	(11,265)	—	—
Restructuring costs, net	(1,019)	—	—	—	(793)	(226)
Patent litigation costs	(365)	—	—	—	(365)	—
Antitrust litigation costs	(3,666)	—	—	—	(3,666)	—

Operating income (loss)	37,425	—	(30)	(14,949)	45,843	6,561
Other expense
Interest expense, net	(37,780)	—	—	(37,925)	(41)	186
Intercompany interest	—	—	—	15,158	(14,921)	(237)
Debt commitment fees	(5,945)	—	—	(5,945)	—	—
Miscellaneous, net	(4,070)	—	—	—	(3,857)	(213)

Income (loss) before income taxes	(10,370)	—	(30)	(43,661)	27,024	6,297
Income tax (expense) benefit	(1,919)	—	—	14,973	(16,127)	(765)

Net income (loss) before equity in earnings of subsidiaries	(12,289)	—	(30)	(28,688)	10,897	5,532
Equity in earnings of subsidiaries	—	(9,702)	(12,259)	16,429	5,532	—

Net income (loss)	$(12,289)	$(9,702)	$(12,289)	$(12,259)	$16,429	$5,532

Comprehensive income (loss)	$(15,195)	$(9,702)	$(12,289)	$(12,259)	$16,429	$2,626

Condensed Consolidating Statement of Comprehensive Income (Loss)

January 1, 2011 Through January 25, 2011

(in thousands)

	UCI				Non-
	International		UCI	Guarantor	Guarantor
	Consolidated	Eliminations	International	Subsidiaries	Subsidiaries
Net sales	$78,842	$(9,872)	$—	$75,222	$13,492
Cost of sales	60,296	(9,872)	—	58,257	11,911

Gross profit	18,546	—	—	16,965	1,581
Operating expenses
Selling and warehousing	(5,167)	—	—	(4,575)	(592)
General and administrative	(3,577)	—	—	(3,274)	(303)
Amortization of acquired intangible assets	(405)	—	—	(405)	—
Merger and acquisition costs	(5,170)	—	(5,154)	(16)	—
Stock-based compensation expense	(15,082)	—	—	(15,082)	—
Patent litigation costs	(500)	—	—	(500)	—
Antitrust litigation costs	(813)	—	—	(813)	—

Operating income (loss)	(12,168)	—	(5,154)	(7,700)	686
Other expense
Interest expense, net	(4,663)	—	(2,504)	(2,166)	7
Intercompany interest	—	—	—	30	(30)
Management fee expense	(139)	—	—	(139)	—
Loss on early extinguishment of debt	(24,153)	—	(10,004)	(14,149)	—
Miscellaneous, net	(727)	—	—	(727)	—

Income (loss) before income taxes	(41,850)	—	(17,662)	(24,851)	663
Income tax (expense) benefit	13,952	—	6,822	7,324	(194)

Net income (loss) before equity in earnings of subsidiaries	(27,898)	—	(10,840)	(17,527)	469
Equity in earnings of subsidiaries	—	16,589	(17,058)	469	—

Net income (loss)	$(27,898)	$16,589	$(27,898)	$(17,058)	$469

Comprehensive income (loss)	$(27,155)	$16,589	$(27,898)	$(16,942)	$1,096

Condensed Consolidating Statement of Cash Flows

Nine Months Ended September 30, 2012

(in thousands)

			Parent
	UCI Holdings		Guarantor	Issuer		Non-
	Limited		UCI Holdings	UCI	Guarantor	Guarantor
	Consolidated	Eliminations	Limited	International	Subsidiaries	Subsidiaries
Net cash provided by (used in) operating activities	$49,249	$—	$(34)	$(38,950)	$79,624	$8,609

Cash flows from investing activities:
Capital expenditures	(29,867)	—	—	—	(24,100)	(5,767)
Proceeds from sale of property, plant and equipment	1,968	—	—	—	576	1,392

Net cash provided by (used in) investing activities	(27,899)	—	—	—	(23,524)	(4,375)
Cash flows from financing actvities:
Issuances of debt	500	—	—	—	500	—
Debt repayments	(4,115)	—	—	(2,250)	(277)	(1,588)
Equity contribution	38	—	38	—	—	—
Change in intercompany indebtedness	—	—	—	86,200	(86,164)	(36)

Net cash provided by (used in) financing activities	(3,577)	—	38	83,950	(85,941)	(1,624)
Effect of exchange rate changes on cash	155	—	—	—	—	155

Net increase (decrease) in cash and cash equivalents	17,928	—	4	45,000	(29,841)	2,765
Cash and cash equivalents at beginning of period	67,697	—	—	16	55,575	12,106

Cash and cash equivalents at end of period	$85,625	$—	$4	$45,016	$25,734	$14,871

Condensed Consolidating Statement of Cash Flows

Nine Months Ended September 30, 2011

(in thousands)

			Parent
	UCI Holdings		Guarantor	Issuer		Non-
	Limited		UCI Holdings	UCI	Guarantor	Guarantor
	Consolidated	Eliminations	Limited	International	Subsidiaries	Subsidiaries
Net cash provided by (used in) operating activities	$21,424	$—	$—	$(45,932)	$76,300	$(8,944)

Cash flows from investing activities:
Acquisition of UCI International, Inc., net of cash acquired	(185,270)	—	—	(375,000)	180,084	9,646
Investment in subsidiaries	—	320,000	(320,000)	—	—	—
Capital expenditures	(12,091)	—	—	—	(10,092)	(1,999)
Proceeds from sale of property, plant and equipment	180	—	—	—	156	24
Decrease in restricted cash	16,290	—	—	—	16,290	—

Net cash provided by (used in) investing activities	(180,891)	320,000	(320,000)	(375,000)	186,438	7,671
Cash flows from financing actvities:
Issuance of debt	1,563	—	—	—	—	1,563
Debt repayments	(3,144)	—	—	(2,250)	(226)	(668)
Payment of deferred financing costs	(20,194)	—	—	(20,194)	—	—
Payment of debt commitment fees	(5,945)	—	—	(5,945)	—	—
Proceeds from Senior Secured Credit Facilities (net of original issue discount of $1,500)	298,500	—	—	298,500	—	—
Issuance of Senior Notes	400,000	—	—	400,000	—	—
Repayment of 2010 Credit Facility	(423,938)	—	—		(423,938)	—
Redemption of Senior PIK Notes, including call premium and redemption period interest	(360,115)	—	—	(360,115)	—	—
Equity contribution	320,000	(320,000)	320,000	320,000	—	—
Change in intercompany indebtedness	—	—	—	(209,048)	200,596	8,452

Net cash provided by (used in) financing activities	206,727	(320,000)	320,000	420,948	(223,568)	9,347
Effect of exchange rate changes on cash	(203)	—	—	—	—	(203)

Net increase in cash and cash equivalents	47,057	—	—	16	39,170	7,871
Cash and cash equivalents at beginning of period	—	—	—	—	—	—

Cash and cash equivalents at end of period	$47,057	$—	$—	$16	$39,170	$7,871

Condensed Consolidating Statement of Cash Flows

January 1, 2011 through January 25, 2011

(in thousands)

	UCI				Non-
	International		UCI	Guarantor	Guarantor
	Consolidated	Eliminations	International	Subsidiaries	Subsidiaries
Net cash used in operating activities	$(9,341)	$—	$(8,427)	$(865)	$(49)

Cash flows from investing activities:
Capital expenditures	(1,571)	—	—	(1,430)	(141)

Net cash used in investing activities	(1,571)	—	—	(1,430)	(141)
Cash flows from financing actvities:
Debt repayments	(2,633)	—	—	(30)	(2,603)
Payment of deferred financing costs	(920)	—	(920)	—	—
Proceeds from exercise of stock options	1,077	—	1,077	—	—
Excess tax benefits from share-based payments	2,661	—	2,661	—	—
Change in intercompany indebtedness	—	—	5,609	(8,472)	2,863

Net cash provided by (used in) financing activities	185	—	8,427	(8,502)	260
Effect of exchange rate changes on cash	127	—	—	—	127

Net increase (decrease) in cash and cash equivalents	(10,600)	—	—	(10,797)	197
Cash and cash equivalents at beginning of period	200,330	—	17	190,865	9,448

Cash and cash equivalents at end of period	$189,730	$—	$17	$180,068	$9,645